TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 1

dated July 31, 2009

to the May 1, 2009 Statement of Additional Information (SAI)

CREDIT FACILITY

Certain information regarding the Funds’ Credit Facility has been updated. The following sentence replaces the first sentence of the first paragraph under the section entitled “Credit Facility” on page B-3 of the SAI:

“Certain of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities.”

In addition, the following sentence replaces the last sentence of the first paragraph under the section entitled “Credit Facility” on page B-3 of the SAI:

“Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.”

TRUSTEE AND OFFICER INFORMATION

Certain biographical information for two of the members of the Board of Trustees has been updated. Forrest Berkley no longer serves as a member of the Investment Committee of The Boston Athenaeum. Also, Nancy L. Jacob no longer serves as a Director and Chairman of the Investment Committee of the Okabena Company. Accordingly, all references to such appointments for Mr. Berkley and Ms. Jacob, respectively, in the table entitled “Disinterested Trustees” under the column heading “Other Directorships Held by Trustees” on page B-21 of the SAI are hereby deleted in their entirety. In addition, as a result of recent mergers and other transactions involving certain portfolios of the TIAA-CREF Funds, all references to “61” portfolios in the table entitled “Disinterested Trustees” under the column heading “Number of Portfolios in Fund Complex Overseen by Trustee” on pages B-21 through B-22 of the SAI are hereby deleted and replaced with “55.”

TRUSTEE AND OFFICER COMPENSATION

The compensation received in fiscal year 2008 by one of the trustees has been updated. Accordingly, the entry for Nancy L. Jacob in the table entitled “Trustee and Officer Compensation” on page B-23 of the SAI is hereby replaced in its entirety to read as follows:

Name	Aggregate Compensation from Funds	Long Term Performance Contribution As Part of Fund Expenses	Total Compensation Paid From TIAA-CREF Fund Complex
Nancy L. Jacob	$1,185	$295	$301,500

A11909 (7/09)